UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 25, 2016

(Date of Report)

ULTRALIFE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York		14513
(Address of principal executive offices)		(Zip Code)

(315) 332-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Account.

(a) Former independent registered public accounting firm

On March 21, 2016, Ultralife Corporation (the “Company”) dismissed its independent registered public accounting firm, Bonadio & Co., LLP (“Bonadio”). This dismissal was approved by the Company’s Audit and Finance Committee and ratified by the Company’s Board of Directors.

Bonadio’s reports on the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2015 and December 31, 2014, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2015 and December 31, 2014, and through March 20, 2016, there were no disagreements with Bonadio on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Bonadio’s satisfaction, would cause Bonadio to disclose that in its reports on the Company’s financial statement for such years.

During the two fiscal years ended December 31, 2015 and December 31, 2014, and though March 20, 2016, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Bonadio with a copy of the disclosure contained in this Form 8-K and requested that Bonadio provide the Company with a letter addressed to the Securities and Exchange Commission stating whether Bonadio agrees with the contents of this disclosure. A copy of that letter, dated March 23, 2016, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On March 21, 2016, the Company appointed Freed Maxick CPAs, P.C. (“Freed Maxick”) as its new independent public accountants, effective immediately, for the fiscal year ending December 31, 2016. This appointment was approved by the Company’s Audit and Finance Committee and ratified by the Company’s Board of Directors.

During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through March 20, 2016, neither the Registrant, nor anyone on its behalf, consulted Freed Maxick regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Freed Maxick that Freed Maxick concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description

16.1	Letter of Bonadio & Co., LLP addressed to the Securities and Exchange Commission, dated March 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2016		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Bonadio & Co., LLP addressed to the Securities and Exchange Commission, dated March 23, 2016.